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PRIME CASH FUND							ANNUAL REPORT
380 Madison Avenue						December 31, 2000
Suite 2300
New York, New York    10017


STATEMENT OF NET ASSETS
December 31, 2000

Cash and Net Assets - 100.0%. . . . . . . . . . . . . 	$1,001
Applicable to 1,001 shares outstanding (unlimited      ------
	number of $.01 par value shares authorized)           ------
Net Asset Value Per Share. . . . . . . . . . . . . . .	$1.00
                                                       ------
                                                            ------
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STATEMENT OF OPERATIONS
For the Year Ended December 31, 2000

	The Fund had no operations during the year.

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STATEMENTS OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                                     -----------------------
                                                     2000              1999
                                                     -----		      		   ----

	The Fund had no operations during 2000 and 1999.


NET ASSETS:
Beginning of year . . . . . . . . . . . .            1,001       		 		1,001
                                                     -----            -----

End of year . . . . . . . . . . . . . . .	          $1,001            $1,001
                                                    ------            ------


	See accompanying notes to financial statements.



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	                           PRIME CASH FUND
	                         FINANCIAL HIGHLIGHTS


For a share outstanding throughout each year


	                                    Year Ended December 31,
                                     -----------------------
		 	                   	2000 *	     1999 *	    1998 *     1997 *	    1996
                        ------      ------    ------      ------     ----
Net Asset Value,
 Beginning of Year    $1.0000	     $1.0000 	$ 1.0000	   $ 1.0000	 $ 1.0000
	                     -------      -------   --------   --------   --------
Income from Investment Operations:
 Net investment income   ---    	    ---   	    --- 	     ---   	   0.0045
Less Distributions:    -------     --------   --------   -------    -------
 Dividends from net investment
    income	              ---         ---        ---       ---   	  (0.0045)
	                      -------     --------   --------   -------   --------
Net Asset Value,
 End of Year	        $1.0000 	    $1.0000 	 $ 1.0000	  $ 1.0000 	 $ 1.0000
	                    -------      -------    --------   --------   --------
                     -------      -------    --------   --------   --------

Total Return	          ---          ---  	      ---  	      --- 	      **
Ratios/Supplemental Data
  Net Assets, End of Year
  (in thousands)	    $ 1	       $  1	         $ 1      	   $  1	      $ 1
Ratio of Expenses to
  Average Net Asset   ---	 	      ---	          ---	         ---	      **
Ratio of Net Investment Income to
   Average Net Assets ---	        ---	          ---	         ---	      **

*   The Fund had no operations during the year.
** Results are not presented for 1996 inasmuch as the Fund was in operation for only one month.


NOTES TO FINANCIAL STATEMENTS

Note A - Prime Cash Fund (the "Fund") was organized on September 10, 1982 as a Massachusetts business trust and is authorized to issue an unlimited number of shares. The Fund commenced operations on April 12, 1983 as a diversified, open-end investment company. The Fund ceased operations on February 1, 1996 inasmuch as all shares outstanding, except for 1,001 shares owned by Aquila Management Corporation, had been redeemed by shareholders. Although the Fund is not conducting a public offering of it shares, as a Massachusetts business trust and maintain its registration as an investment company.

Note B - Since inception, the Fund has qualified as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund made distributions of income and securities gains sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

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INDEPENDENT AUDITORS' REPORT



To the Board of Trustees and Shareholders of Prime Cash Fund:

	We have audited the accompanying statement of assets and liabilities of Prime
Cash Fund, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

	We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall finanical statement presentation.

	In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prime Cash Fund as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/  KPMG LLP
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KPMG LLP

New York, New York
January 31, 2001


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